UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2021

GRIDIRON BIONUTRIENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55852	36-4797193
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6991 East Camelback Road, Suite D-300

Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 570-0438

  ___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2021, Gridiron BioNutrients, Inc. (the “Company”) entered into a definitive asset purchase agreement with ST Biosciences, Ltd., a company organized under the laws of England and Wales (“STB”), pursuant to which, among other things, the Company will acquire (the “Acquisition”) all of STB’s right, title and interest in and to all of STB’s assets, including intellectual property assets, relating to Mioxal®, a nutraceutical complex composed of essential amino acids, natural coenzymes and minerals. As consideration for the Acquisition and upon consummation thereof, the Company agreed to issue 19,831,623 shares of the Company’s common stock, par value $0.01 per share, to STB., which represents approximately 70% of the Company’s outstanding shares of common stock on a fully diluted basis. The consummation of the Acquisition is subject to the contingencies contained in the Amended and Restated Asset Purchase Agreement, dated as of November 5, 2021, by and between the Company and STB (the “Asset Purchase Agreement”).

The foregoing description of the Acquisition is qualified in its entirety by reference to the Asset Purchase which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On October 28, 2021, the Company closed the second tranche of the Series B-1 Preferred Stock investment by Lincoln Park Capital Fund, LLC (“LPC”), issuing an additional 637,628 shares of its Series B-1 Preferred Stock to LPC at a price per share of $0.742245 or $500,000.00 in the aggregate. The transaction was executed pursuant to that certain Series B-1 Purchase Agreement between the Company and LPC (the “Series B-1 Purchase Agreement”) which was previously filed as Exhibit 10.2 to the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on September 10, 2021 (the “September Current Report”).

The issuance of the Series B-1 Preferred Stock is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

The foregoing description of the Series B-1 Purchase Agreement is qualified in its entirety by reference to the Series B-1 Purchase Agreement which is filed as Exhibit 10.2 to the September Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Asset Purchase Agreement, dated November 5, 2021, by and between the Company and ST Biosciences, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gridiron BioNutrients, Inc.

Date: November 8, 2021	By:	/s/ Timothy S. Orr
Timothy S. Orr, Chief Executive Officer and President

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